SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

        -----------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 1, 1999
                        ---------------------------------


                        (Date of earliest event reported)

        -----------------------------------------------------------------


                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)





        Delaware                   0-21995                    06-1419064
        --------                   -------                    ----------
(State of Incorporation)    (Commission File No.)   (IRS Employer Identification
                                                                Number)


       15 Riverside Avenue
       Westport, Connecticut                                      06880-4214
---------------------------------------                           -----------
(Address of Principal Executive Office)                           (Zip Code)



                                 (203) 291-3300
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.   Disposition of Assets
          ---------------------

     On November 1, 1999, First Aviation Services Inc., a Delaware corporation (the "Company"), completed the sale of stock of its wholly-owned subsidiary, National Airmotive Corporation, a California corporation ("National Airmotive"), pursuant to the terms of a Stock Purchase Agreement between First Aviation Services Inc. and Rolls-Royce North America Inc., a Delaware corporation ("Rolls-Royce") dated as of September 9, 1999 (the "Agreement"). National Airmotive repairs and overhauls gas turbine engines and accessories, and remanufactures engine components and accessories.

     Pursuant to the terms and conditions of the Agreement, as consideration for the purchase of all of the outstanding capital stock of National Airmotive, Rolls-Royce paid to the Company $73.0 million in cash, subject to adjustment based on the amount of net assets of National Airmotive reflected on the balance sheet of National Airmotive as of the day before the closing date. The adjustment is limited so that the purchase price cannot be less than $70.0 million or more than $76.0 million, and must be determined within sixty days after the closing date. The purchase price was determined through arm's-length negotiation between the parties.

     Rolls-Royce and the Company have had arm's-length commercial dealings from time to time as Allison Engines Services, an affiliate of Rolls-Royce has been a major supplier of engine parts and accessories utilized in the Company's overhaul business. Except for such commercial relationship, there is no material relationship between Rolls-Royce and the Company or any of its affiliates, directors and officers, or their affiliates.

     See Item 7 for pro forma effect of the aforementioned transaction on the Company's condensed consolidated financial statements.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

         (b)  Pro Forma Condensed Consolidated Financial Statements
              -----------------------------------------------------

     The following unaudited condensed consolidated pro forma statements of operations for the six-months ended July 31, 1999 and the year ended January 31, 1999 reflect the results of the Company for each of the periods then ended, adjusted to give pro forma effect to the stock sale as if the transaction had occurred at the beginning of each respective period presented.

     The following unaudited condensed consolidated pro forma balance sheet as of July 31, 1999 reflects the accounts of the Company as of that date adjusted to give pro forma effect to the stock sale as if the transaction had occurred as of July 31, 1999.

     The condensed consolidated pro forma financial statements and accompanying notes should be read in conjunction with the description of the stock sale contained in the Company's Information Statement on Schedule 14C and the consolidated financial statements and related notes thereto included in the Company's Quarterly Report on Form 10-Q/A for the six-months ended July 31, 1999 and Annual Report on Form 10-K/A for the year ended January 31, 1999. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial statements. The condensed consolidated pro forma financial statements are provided for informational purposes only and should not be construed to be indicative of the Company's financial position or results of operations had the stock sale been consummated on the dates assumed, and are not intended to project the Company's financial position on any future date or results of operations for any future period.

                          First Aviation Services, Inc.
             Condensed Consolidated Pro Forma Results of Operations
                            For the Six-Months Ended
                                 July 31, 1999


(amounts in thousands, except for share amounts)

                                                                                        Consolidated
                                                           Unadjusted                   Results, as
                                                          Consolidated        NAC        Previously    Pro Forma       Pro Forma
                                                            Results       Elimination    Reported(a)   Adjustments      Results
                                                          ------------    -----------   ------------   -----------     ---------
Net sales                                                  $  94,943       $(56,821)      $ 38,122       $    --       $ 38,122
Cost of sales                                                 78,105        (47,236)        30,869            --         30,869
                                                           ---------       --------       --------       -------       --------
Gross profit                                                  16,838         (9,585)         7,253            --          7,253
Selling, general and administrative expenses                  11,429         (4,853)         6,576            --          6,576
                                                           ---------       --------       --------       -------       --------
Operating income before corporate expenses                     5,409         (4,732)           677            --            677
Corporate expenses                                             1,202             --          1,202            --          1,202
                                                           ---------       --------       --------       -------       --------
Income (loss) from operations                                  4,207         (4,732)          (525)           --           (525)
Net interest expense (income)                                  1,102           (806)           296        (1,181) (b)      (885)
Minority interest in subsidiary                                   24             --             24            --             24
                                                           ---------       --------       --------       -------       --------
Income (loss) before provision (benefit) for
  income taxes                                                 3,081         (3,926)          (845)        1,181            336
Provision (benefit) for income taxes                             307           (645)          (338)          472  (c)       134
                                                           ---------       --------       --------       -------       --------
Net income (loss) from continuing operations                $  2,774       $ (3,281)      $   (507)      $   709       $    202
Net income of discontinued operation                              --          3,281          3,281        (3,281) (d)        --
                                                           ---------       --------       --------       -------       --------
Net income (loss) available to common stockholders          $  2,774       $     --       $  2,774       $(2,572)      $    202
                                                           =========       ========       ========       =======       ========
Basic net income (loss) per common share
  from continuing operation                                                               $  (0.05)                    $   0.02
Basic net income (loss) per common share
  from discontinued operation                                                                 0.36                           --
                                                                                          --------                     --------
Basic net income (loss) per common share                                                  $   0.31                     $   0.02
                                                                                          ========                     ========
Shares used in the calculation of basic
  net income (loss) per common share                                                     9,004,821                    9,004,821

Net income (loss) per common share from                                                   $  (0.05)                    $   0.02
  continuing operations - assuming dilution
Net income (loss) per common share from                                                       0.36                           --
  discontinued operation - assuming dilution                                              --------                     --------
Net income (loss) per common share - assuming
  dilution                                                                                $   0.31                     $   0.02
                                                                                          ========                     ========
Shares used in the calculation of net income (loss)
  per common share - assuming dilution                                                   9,004,821                    9,119,779 (e)



     (a) From the First Aviation Services Quarterly Report on Form 10-Q/A for the six-months ended July 31, 1999.
     (b) To record estimated interest income earned during the period at an assumed rate of 5% of cash on hand.
     (c) To record estimated income tax provision on pro forma adjustments at a statutory combined rate of 40%.
     (d)  To eliminate the discontinued operation.
     (e) Prior to the pro forma adjustments, a loss from continuing operations was incurred. The dilutive effect of stock options was not included in the calculation of shares outstanding because the effect on continuing operations would have been antidilutive. After the pro forma adjustments, the dilutive effect of stock options is included because the results show income from continuing operations.

                          First Aviation Services, Inc.
             Condensed Consolidated Pro Forma Results of Operations
                               For the Year Ended
                                January 31, 1999


(amounts in thousands, except for share amounts)

                                                      Consolidated         NAC
                                                      Results, as    Elimination and    Consolidated
                                                       Previously       Corporate        Results, as    Pro Forma      Pro Forma
                                                       Reported(a)   Reclassification    Restated(a)   Adjustments     Results
                                                      ------------   ----------------   ------------   -----------     ---------
Net sales                                                $153,740         $(94,074)        $59,666       $    --        $59,666
Cost of sales                                             126,456          (78,486)         47,970            --         47,970
                                                         --------         --------         -------       -------        -------
Gross profit                                               27,284          (15,588)         11,696            --         11,696
Selling, general and administrative expenses               21,662          (11,614)(b)      10,048            --         10,048
Non-recurring charges                                       6,178           (5,378)            800            --            800
                                                         --------         --------         -------       -------        -------
Operating income before corporate expenses                   (556)           1,404             848            --            848
Corporate expenses                                             --            2,127 (b)       2,127            --          2,127
                                                         --------         --------         -------       -------        -------
Income (loss) from operations                                (556)            (723)         (1,279)           --         (1,279)
Net interest expense (income)                               1,815           (1,548)            267        (2,250)(c)     (1,983)
Minority interest in subsidiary                                42               --              42            --             42
                                                         --------         --------         -------       -------        -------
Income (loss) before provision (benefit)
    for income taxes                                       (2,413)             825          (1,588)        2,250            662

Provision (benefit) for income taxes                         (699)              64            (635)          900 (d)        265
                                                         --------         --------         -------       -------        -------
Net income (loss) from continuing operations             $ (1,714)        $    761         $  (953)      $ 1,350        $   397

Net income (loss) of discontinued operation                    --             (761)           (761)          761 (e)         --
                                                         --------         --------         -------       -------        -------
Net income (loss) available to common stockholders       $ (1,714)        $     --         $(1,714)      $ 2,111        $   397
                                                         ========         ========         =======       =======        =======
Basic net income (loss) per common share
  from continuing operations                             $  (0.19)                         $ (0.11)                     $  0.04
Basic net (loss) per common share from
  discontinued operation                                       --                            (0.08)                          --
                                                         --------                          -------                      -------
Basic net income (loss) per common share                 $  (0.19)                         $ (0.19)                     $  0.04
                                                         ========                          =======                      =======
Shares used in the calculation of basic
  net income (loss) per common share                    8,972,953                        8,972,953                    8,972,953

Net income (loss) per common share from
  continuing operations - assuming dilution              $  (0.19)                         $ (0.11)                     $  0.04
Net (loss) per common share from discontinued
  operation - assuming dilution                                --                            (0.08)                          --
                                                         --------                          -------                      -------
Net income (loss) per common share - assuming
  dilution                                               $  (0.19)                         $ (0.19)                     $  0.04
                                                         ========                          =======                      =======

Shares used in the calculation of net income (loss)
  per common share - assuming dilution                  8,972,953                        8,972,953                    9,091,192(f)



     (a) From the First Aviation Annual Report on Form 10-K/A for the Year ended January 31, 1999.
     (b) Restated to reflect reclassification of corporate expenses from selling, general and administrative expenses to a separate line.
     (c) To record estimated interest income earned during the period at an assumed rate of 5% of cash on hand.
     (d) To record estimated income tax on pro forma adjustments at a statutory combined rate of 40%.
     (e)  To eliminate the discontinued operation.
     (f) Prior to the pro forma adjustments, a loss from continuing operations was incurred. The dilutive effect of stock options was not included in the calculation of shares outstanding because the effect on continuing operations would have been antidilutive. After the pro forma adjustments, the dilutive effect of stock options is included because the results show income from continuing operations.

                          First Aviation Services, Inc.
                 Condensed Consolidated Pro Forma Balance Sheet
                              As of July 31, 1999

(amounts in thousands)


                                                  As Previously         NAC            Pro Forma        Pro Forma
                                                    Reported(a)      Elimination       Adjustments        Totals
                                                  --------------     -----------       -----------      ---------
Cash                                                 $    288         $     --          $ 50,617 (b)     $ 50,905
Other current assets                                   84,009          (52,386)           (3,006)(c)       28,617
                                                     --------         --------          --------         --------
Total current assets                                   84,297          (52,386)           47,611           79,522
Non-current assets                                     28,508          (22,986)               --            5,522
                                                     --------         --------          --------         --------
Total assets                                         $112,805         $(75,372)         $ 47,611         $ 85,044
                                                     ========         ========          ========         ========

Current liabilities                                  $ 42,906         $(21,354)         $  5,592 (c)(d)  $ 27,144
Non-current liabilities                                22,683          (21,282)               --            1,401
Stockholders' equity                                   47,216               --             9,283 (e)       56,499
                                                     --------         --------          --------         --------
Total liabilities and stockholders' equity           $112,805         $(42,636)         $ 14,875         $ 85,044
                                                     ========         ========          ========         ========


(a) As shown in First Aviation's Quarterly Report on Form 10-Q/A for the six-months ended July 31, 1999.
(b) To record estimated proceeds from the sale of National Airmotive, net of expenses.
(c)  To reclassify income taxes to liability account.
(d) To reclassify income taxes, record increase in income taxes payable as a result of the pro forma adjustments and provide for estimated liabilities in connection with the sale of National Airmotive.
(e) To record the estimated gain on the sale of National Airmotive, net of applicable income tax effect.

     (c) Exhibits
         --------

     2.1 Stock Purchase Agreement between First Aviation Services Inc. and Rolls-Royce North America Inc. dated as of September 9, 1999.

     99.1 Press Release dated November 1, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST AVIATION SERVICES INC.



Date:    November 4, 1999                   By:
                                                 -------------------------------
                                            Name:  John A. Marsalisi
                                            Title: Secretary, Vice President &
                                                    Chief Financial Officer